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                                                                    Exhibit 24.1

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of PDG Remediation, Inc., a Pennsylvania corporation, do hereby make, constitute and appoint JOHN M. MUSACCHIO with full power and authority to act as his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead in any and all capacities, to sign a Registration Statement on Form S-8 covering up to 350,000 shares of the common stock of the Corporation proposed to be offered under the Amended 1994 Stock Option Plan to selected employees, consultants and non-employee directors of PDG Remediation, Inc. and its subsidiaries, under the Securities Act of 1933, as amended, and any and all amendments to such Registration Statement, and to file such Registration Statement, and all such amendments thereto, so signed, with all exhibits thereto, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact full power and authority to do and perform any and all acts and things requisite and necessary to be done with respect to the matters described above as fully to all intents and purposes as he or she might or could do in person.

  IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals this 7th day of November, 1996.

                                                 /s/   Michael Smith
                                                ------------------------------
                                                Michael Smith, Chief Financial
                                                Officer and Director


                                                 /s/   Edgar Berkey
                                                ------------------------------
                                                Edgar Berkey, Director


                                                 /s/   Jimmy Sh Lee
                                                ------------------------------
                                                Jimmy Sh Lee, Director


                                                 /s/   Roy Zanatta
                                                ------------------------------
                                                Roy Zanatta, Director


                                                 /s/   Leonard Petersen
                                                ------------------------------
                                                Leonard Petersen, Director